Exhibit 99.2

Collegium to Acquire AZSTARYS ® from Corium Therapeutics March 19, 2026 | Nasdaq: COLL Healthier people. Stronger communities.

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements . Examples of forward - looking statements contained in this presentation include, among others, statements related to the expected closing of the transaction ; the anticipated benefits of the acquisition of AZSTARYS , including its impact on Collegium’s ADHD portfolio and commercial strategy ; projected financial performance, including expected revenue and adjusted EBITDA, and other statement that are not historic facts . Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others : risks related to our ability to complete the transaction on the proposed terms and schedule or at all ; the failure (or delay) to receive the required regulatory approvals relating to the transaction ; risks related to our ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period ; the risk that the businesses will not be integrated successfully ; disruption from the transaction making it more difficult to maintain business and operational relationships ; negative effects of this announcement or the consummation of the proposed acquisition on the market price of our common stock and/or operating results ; risks related to significant transaction costs or the acquisition of unknown liabilities ; the risk of litigation and/or regulatory actions related to the proposed acquisition ; risks related to future opportunities and plans for AZSTARYS , including uncertainty of the expected financial performance of AZSTARYS ; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products ; our ability to commercialize and grow sales of our products ; our ability to manage our relationships with licensors ; the success of competing products that are or become available ; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products ; the size of the markets for our products, and our ability to service those markets ; our ability to obtain reimbursement and third - party payor contracts for our products ; the rate and degree of market acceptance of our products ; the costs of commercialization activities, including marketing, sales and distribution ; changing market conditions for our products ; the outcome of any patent infringement or other litigation that may be brought by or against us ; the outcome of any governmental investigation related to our business ; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory ; our ability to obtain funding for our operations and business development ; regulatory developments in the U . S .; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products ; our ability to comply with stringent U . S . and foreign government regulation in the manufacture of pharmaceutical products, including U . S . Drug Enforcement Agency compliance ; our customer concentration ; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing . These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other filings with the SEC . Any forward - looking statements that we make in this presentation speak only as of the date of this presentation . We assume no obligation to update our forward - looking statements whether as a result of new information, future events or otherwise, after the date of this presentation . Non - GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non - GAAP financial measures . We believe the presentation of these non - GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year - over - year basis and manage our budgeting and forecasting . In addition, certain non - GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non - sales force employees, including senior management . In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis . Adjusted EBITDA Adjusted EBITDA is a non - GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock - based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations . Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies . There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as : • adjusted EBITDA excludes depreciation and amortization, and, although these are non - cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs ; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes ; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments ; • we exclude stock - based compensation expense from adjusted EBITDA although : ( i ) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy ; and (ii) if we did not pay out a portion of our compensation in the form of stock - based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position ; • we exclude impairment expenses from adjusted EBITDA and, although these are non - cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • we exclude restructuring expenses from adjusted EBITDA . Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions . The amount and/or frequency of these restructuring expenses are not part of our underlying business ; • we exclude litigation settlements and contingencies that are subject to recovery from adjusted EBITDA, as well as any applicable income items, credit adjustments, or recoveries due to subsequent changes in estimates . This does not include our legal fees to defend claims, which are expensed as incurred ; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business . Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee - related expenses (severance cost and benefits) for terminated employees after the acquisition, legal defense expenses for specific acquired claims that relate to acts that occurred prior to our acquisition, and miscellaneous other acquisition related expenses incurred ; • we exclude recognition of the step - up basis in inventory from acquisitions (i . e . , the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business ; • we exclude changes in the fair value of contingent consideration, which are non - cash, acquisition - related items that are not part of our underlying business ; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis ; • we exclude executive transition expenses from adjusted EBITDA as the amount and/or frequency of these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis ; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis . Reconciliations of adjusted EBITDA to the most directly comparable GAAP financial measures are included in this presentation . The Company has not provided a reconciliation of its full - year 2026 guidance for adjusted EBITDA to the most directly comparable forward - looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10 (e)(1)( i )(B) of Regulation S - K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock - based compensation expense, acquisition related expenses, amortization of acquired intangible assets, and changes in fair value of contingent consideration . These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted . While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period . A reconciliation of adjusted EBITDA would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors .

Strategic Context and Transaction Overview Vikram Karnani President & Chief Executive Officer

4 Collegium’s Path to Building a Leading, Diversified Biopharmaceutical Company TIME FURTHER EXPANSION Product diversification and capital deployment NEUROPSYCHIATRY & PEDIATRICS PAIN PORTFOLIO FUTURE Guiding Framework for Near - term BD Efforts TARGET THERAPEUTIC AREAS • Neuropsychiatry and pediatrics • Other specialty conditions (case - by - case) • Rare diseases (case - by - case) • Commercial or near - commercial • Cost efficient sales and marketing requirements • LOE into 2030’s and beyond ADDITIONAL FEATURES While maintaining robust cash generation and financial strength OPPORTUNITY

A Compelling Acquisition that Accelerates Collegium’s Growth Strategy • Expands Collegium’s position in ADHD • Leverages existing ADHD sales & marketing infrastructure and expertise • Increases scale, strengthens operating leverage, and expands margins • Immediately accretive to adjusted EBITDA • Further diversifies revenue base beyond pain medicines • Expected to extend revenues into late 2030s • Executes on capital deployment strategy to create long - term value 5 STRATEGIC AND COMPLEMENTARY FIT Enables Greater Impact Across Patient Communities

TIMING: Expected to close in Q2 2026 Purchase Price Transaction and Financial Details 1 • $650 million in cash • Up to $135 million in potential milestone payments based on future commercial and regulatory milestones 6 Funding for Acquisition • $350 million cash on hand • $300 million delayed draw term loan Capital Impact • Net debt to adjusted EBITDA 2 expected to be approximately 2x at deal close • Expect to rapidly pay down debt from future cash from operations 1. Unless otherwise noted, based on financial data provided by Collegium in its press release on Form 8 - K filed with the SEC on Mar ch 19, 2026. 2. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. Net debt/adjusted EBITDA is calcula ted based on financial data provided by Collegium in its press release on Form 8 - K filed with the SEC on March 19, 2026 and Annual Report on Form 10 - K filed with the SEC on February 26, 2026.

Commercial Impact Financial Impact Provides Attractive Commercial and Financial Benefits to Collegium 7 Accelerate AZSTARYS growth trajectory • Benefit of Collegium’s ADHD commercial infrastructure and expertise • Ability to invest behind the brand Leverage existing Collegium infrastructure • Shared key ADHD stakeholders, including HCPs, enables operational efficiencies Extend revenues into late 2030’s • Protected by 6 Orange Book - listed patents, most of which expire in December 2037 Immediately accretive to Collegium’s adjusted EBITDA 1 • Meaningful revenue contribution expected in 2026 and beyond • >$50 million in expected second half 2026 pro forma revenue • >$50 million in expected annual run rate synergies to be achieved within 12 months of close • Extends revenues into 2037 Upon closing of deal, Collegium expects to update its 2026 financial guidance 1. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2.

The Future of Collegium’s ADHD Portfolio Scott Dreyer Executive Vice President & Chief Commercial Officer

Overview of U.S. ADHD Market and Key Commercial Dynamics[1]

2025

Total ADHD Market
annual prescriptions
~111M

Stimulants
annual prescriptions
~98M

Jornay PM® methylphenidate HCl CII extended-release capsules
>760K
annual prescriptions

Azstarys CII serdexmethylphenidate and dexmethylphenidate 26.1/5.2mg • 39.2/7.8mg • 52.3/10.4mg capsules
>760K
annual prescriptions

Commercial Dynamics

1. **Large and growing market**
   8% CAGR from 2020-2025
2. **High patient unmet need**
   Patients on average try ~3 different ADHD medicines before finding right treatment[2]
3. **Stimulants remain the preferred treatment for vast majority of patients**
4. **Significant opportunity for both JORNAY PM and AZSTARYS to grow share from generic stimulants**
   - methylphenidates and amphetamines

Collegium Pharmaceutical

1. IQVIA NPA monthly data for full-year 2025 unless otherwise noted.
2. Survey conducted by ADDitude Magazine from July through December 2023. The survey included more than 11,000 caregivers and patients who were subscribers to ADDitude Magazine. Source: additudemag.com

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Two ADHD Medicines with Strong Support from HCPs that Address Patient Unmet Need 1 10 Established positions in current ADHD market Viewed as highly favorable amongst HCPs Of HCPs surveyed, 70% indicated intent to increase prescribing of JORNAY PM; 53% plan to increase prescribing of AZSTARYS ≥70% of HCPs indicated that if a patient/caregiver requests JORNAY PM or AZSTARYS they typically fulfill that request 1. ATU (Awareness, Trial, & Usage) Market Research Study, completed Q1 2026. Considered highly differentiated by HCPs

11 Highly Complementary Combination to Increase Collegium’s Impact within the ADHD Community and Better Serve Patients • Dual immediate and long - acting profile • First and only ADHD treatment with both fast and long - acting medicines in one capsule • Dual delayed and extended - release technology • Only ADHD treatment dosed in the evening that provides symptom control upon awakening Key Differentiation Features Need for rapid onset of efficacy and duration throughout the day Need for efficacy upon awakening and duration of effect Primary Patient Type as Identified by Target HCPs

Closing Remarks Vikram Karnani President & Chief Executive Officer

Business Development Objectives Acquisition Aligns with Business Development Strategy and Accelerates Revenue and AEBITDA 1 Growth for Collegium 13 Adds to Collegium’s leadership position in ADHD and leverages existing infrastructure x Differentiated, commercial - stage assets to diversify portfolio AZSTARYS pro forma net revenue expected to be >$50M in 2H 2026 and highly synergistic to existing ADHD portfolio x Significant revenue and growth potential 6 Orange Book - listed patents with expiries in December 2037 x Exclusivity into 2030s and beyond Differentiated medicine that is highly complementary to current ADHD portfolio x Invest in innovation while leveraging existing commercial infrastructure Immediately enhances revenue growth profile and accretive to adjusted EBITDA 1 upon close AZSTARYS Acquisition 1. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2.

Creating Value for Shareholders 14 14 2026 STRATEGIC PRIORITIES VALUE CREATION 1. Drive significant growth for JORNAY PM 2. Maximize the durability of the Pain Portfolio 3. Strategically deploy capital • Business Development • Debt repayment • Share repurchases Grow Revenues Extend longevity Increase profitability Generate robust cash flows Diversify portfolio Strengthen balance sheet

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